UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 23, 2008

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OMNI FINANCIAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-33014	58-1990666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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Six Concourse Parkway, Suite 2300, Atlanta, Georgia 30328
(Address of principal executive offices)
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(770) 396-0000
(Registrant’s telephone number, including area code)
_______________________________

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 24, 2008, Omni Financial Services, Inc. (the “Company”), the bank holding company for Omni National Bank (the “Bank”), issued a press release announcing the appointment of Thomas J. Flournoy, age 52, as the Executive Vice President and Chief Financial Officer of the Company and the Bank.  His employment is effective as of July 23, 2008.

Mr. Flournoy has more than 25 years of senior level bank management experience.  He was the Chief Operating Officer of Commonwealth Bank and Trust in Louisville, Kentucky from April 2007 to July 2008 and Executive Vice President and Chief Financial Officer of Summit Bank Corporation and Summit National Bank in Atlanta, Georgia (collectively, “Summit”) from May 2005 until Summit’s acquisition on December 31, 2006.  Prior to those positions, he served as Executive Vice President and Chief Financial Officer of MFB Corporation in South Bend, Indiana from 2001 to 2005 and as Controller of 1st Source Bank, which is also located in South Bend, from 1987 to 2001.

In his current position, Mr. Flournoy's annual base salary will be $175,000.  He is eligible for the Bank's executive bonus program, under which he will have the opportunity to receive up to 50% of his annual salary upon the achievement of specified performance targets applicable to his position with the Bank.  Mr. Flournoy has been granted an option to purchase 10,000 shares of Company common stock at an exercise price of $0.79 per share pursuant to the Company’s 2001 Stock Incentive Plan.  The option has a term of 10 years and will vest in full on the third anniversary of the grant date.  Additionally, the Bank plans to refinance the mortgage on Mr. Flournoy's home in Louisville, Kentucky pending its sale by paying the balance of the current mortgage, which is approximately $362,000, and providing him a new mortgage in the principal amount of approximately $500,000.   The loan will be made in compliance with Regulation O and will reflect substantially the same terms, including interest rates and collateral, as those prevailing currently for comparable transactions with third parties and will not involve more than the normal risk of repayment or present other unfavorable features. Mr. Flournoy is also eligible to participate in the Bank's broad-based employee benefit plans, such as medical, dental, disability and term life insurance programs.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 – Press release of Omni Financial Services, Inc. dated July 24, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

OMNI FINANCIAL SERVICES, INC.

Dated: July 29, 2008	By:	/s/ Thomas Flournoy
	Name:	Thomas Flournoy
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press release of Omni Financial Services, Inc. dated July 24, 2008.